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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - FEBRUARY 12, 1999







                              MINNESOTA POWER, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                             Duluth, Minnesota 55802
                           Telephone - (218) 722-2641





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ITEM 5.  OTHER EVENTS.

Reference is made to the Annual Report on Form 10-K for the year ended December 31, 1998 (1998 Form 10-K) of Minnesota Power, Inc. (Minnesota Power or Company) for background information on the following update. The cited reference is to the Company's 1998 Form 10-K.


Ref. Page 18 - Fifth Paragraph.
Ref. Page 21 - Second Paragraph.
Ref. Page 27 - First Full Paragraph.

On February 12, 1999 the Federal Energy Regulatory Commission approved the two-for-one stock split authorized by Minnesota Power's Board of Directors on January 15, 1999. The effective date of the stock split will be March 2, 1999 to shareholders of record at the close of business February 16, 1999.

As a result of the stock split, the remaining number of shares of Common Stock registered under the Securities Act of 1933, as amended, under the Company's registration statements listed below will be adjusted in proportion to the stock split.

   1. Registration Statement No. 333-02109 (relating to the Company's Dividend Reinvestment and Stock Purchase Plan).

   2. Registration Statement No. 333-52161 (relating to the Company's shelf registration).

   3. Registration Statement No. 33-51989 (relating to the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan).

   4. Registration Statement No. 333-26755 (relating to the Minnesota Power and Affiliated Companies Supplemental Retirement Plan).

   5. Registration Statement No. 333-16463 (relating to the Company's Executive Long-Term Incentive Compensation Plan).

   6. Registration Statement No. 333-16445 (relating to the Company's Director Long-Term Stock Incentive Plan).

   7. Registration Statement No. 333-07963 (relating to offer by selling shareholders).

   8. Registration Statement No. 333-40797 (relating to offer by selling shareholders).

   9. Registration Statement No. 333-58945 (relating to offer by selling shareholders).







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   Minnesota Power, Inc.
                                           -------------------------------------
                                                       (Registrant)





February 12, 1999                                      D. G. Gartzke
                                           -------------------------------------
                                                       D. G. Gartzke
                                              Senior Vice President - Finance
                                                and Chief Financial Officer



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